Metrologic Instruments, Inc. 2006 Annual Shareholders Meeting June 15, 2006 Exhibit 99.1

During the course of this presentation, we may make projections or other forward-
looking statements regarding future events or the future financial performance of the company.
Such statements are just estimates and actual events or results may differ materially from these forward-looking statements.  Please refer to the documents that the company files with the SEC from time to time and the company’s first quarter earnings press release for a detailed discussion of the factors, risks and uncertainties that could cause actual results to differ materially from those contained in our projections or forward-looking statements.
During this presentation, we will refer to certain non-GAAP measures as defined by the SEC. As required, we have provided a reconciliation of those measures to the most comparable GAAP measures.
Copies of our SEC filings are available upon request or by accessing our company website at www.metrologic.com.
Private Securities Litigation Reform Act of 1995
Safe Harbor Provision

•Call to Order & Introductions
C. Harry Knowles
•Report of the Inspector of Elections
Kevin Bratton
•Ratification of Directors and Auditors
C. Harry Knowles
•Annual Meeting Presentation - Q&A
Mark Schmidt, Joseph Sawitsky, Frank Zirnkilton
•Adjournment
C. Harry Knowles
AGENDA

C. Harry Knowles Chairman of the Board

• Steady historical growth – pace accelerating • RIGHT team and resources in place • FOCUS – we KNOW who we are • CEO Search • Litigation Page 5

Mark C. Schmidt Executive Vice President – Strategic Initiatives

*Based upon the midpoint of the Company’s FY 2006 guidance.
Earnings Guidance was effective as of the date given and will not be revised until the Company publicly announces updated guidance.
Total Company Revenue
15.5%
CAGR
21.5%
CAGR

2006 2011 #1 in bar code scanning & imaging. The Retail Consumer Connection Company A Full-line supplier of AutoID Hardware. Track 1 Track 1 Track 2 Track 2 Track 3 Track 3 1 2 3 Revenue Bridge Page 8

2006 2011 #1 in bar code scanning & imaging. The Retail Consumer Connection Company An end-to-end supplier of AutoID equipment Track 1 Track 1 Track 2 Track 3 1 Revenue Bridge Page 9

903
743
686
623
663
775
767
403
376
320
289
307
351
358
427
329
310
323
353
372
403
171
205
222
1999 2000 2001 2002 2003 2004 2005 2006E 2007E 2008E 2009E 2010E
Handheld Stationary POS Industrial Scan Engines
$1.75 B
$2.4 B
Source: 2005 Venture Development Corp and Metrologic Estimates
Global Bar Code Scanner Hardware Market
4.0%
8.8%
& Metrologic Share Gains
2%
4%
6%
8%
10%
Track 1 Track 1
Track 2 Track 3

Max Volume
10+ items per customer
Supermarkets
DIY
Higher Volume
6–10 items per customer
Small grocery
Liquor store
Moderate Volume
1–5 items per customer
Many customers in line
Convenience store
Specialty Retail
Lower Volume
1–5 items per customer
A few customers
Selling Price Sub $100 $100–$200 $200–$300 $300–1,000
Track 1 Track 1
Track 2 Track 3

Transport / Distribution Manufacturing Healthcare Hospitality Entertainment Postal Government OEM Other Professional Services Retail Track 1 Track 1 Track 2 Track 3 Page 12

Source:  Venture Development Corp. 2006
Track 1 Track 1
Track 2 Track 3
Manufacturer Distribution Retailer
•
Receiving l
Shipping
•
Stockroom l
Picking
•
Tracking l
Inventory
• Factory Automation
• Restricted Access
• Document Control
• Receiving
•
Picking l Stocking l Inventory
•
POS l
Payment l Sig
Cap
• Price Check
•
Identity l
Age Verification
• Time & Attendance
•
Receiving l
Shipping
•
Tracking l Tracing
• Sortation
•
Ordering l
Logistics
• Restricted Access
• Time & Attendance
Point-of-Sale

Handheld Readers Retail Stationary 2006-2007 Product Roadmap Track 1 Track 1 Track 2 Track 3 Scan Engines Industrial Page 14

Getting to #1 - we have:
Retail Stationary
$358 mm
Scan Engines
$222 mm
Industrial Stationary
$403 mm
Hand Held
$767 mm
Bar Code Scanners
$1.75B
Track 1 Track 1
Track 2 Track 3
The Technology
The Channels
The People
The Intellectual Property
The Programs

2006 2011 #1 in bar code scanning & imaging. Track 1 Track 2 Track 2 Track 3 A Full-line supplier of AutoID Hardware. 2 Revenue Bridge Page 16

A Full-line supplier of AutoID Hardware
Track 1 Track 2 Track 2 Track 3
Manufacturer Distribution Retailer
• Receiving
•
Picking l Stocking l Inventory
•
POS l
Payment l Sig
Cap
• Price Check
•
Identity l
Age Verification
• Time & Attendance
•
Barcode l
Imaging
• Mobile Computing
• Wireless (WLAN, WWAN)
• RFID
•
Barcode l
Imaging
• Mobile Computing
• Wireless (WLAN, WWAN)
• RFID

Automatic Identification
Bar Code Technologies
Bar Code $ 5.8
Scanners $ 1.7
Mobile Computers $ 2.4
Printers $ 1.6
AutoID $ 7.8
Bar Code $ 5.8
RFID $ 1.1
Smart Card ID $ 0.8
(US$ billions)
(US$ billions)
Scanners $ 1.8
Bar Code Scanners
$1.75B
Sources: Venture Development Corp., IDTech Ex, VDC via Raymond James Mobile Data Technology Report
Track 1 Track 2 Track 2 Track 3

- Entered Intermec’s Rapid Start RFID program
STEPS ALREADY TAKEN
Track 1 Track 2 Track 2 Track 3
- Signed strategic relationship with MaxID
- Expanded Proprietary OS Mobile Computers
- Engaged in Selling re-branded Scanners to Key
Global Supplier of Factory Automation Equipment
- Launched Maximus WinCE Mobile Computer
- Launched Impulse Fixed RFID Reader

2D Imager Gen 2 RFID + 2D Imager Gen 2 RFID GPS / GSM Biometric Fingerprint Pistol Handheld Mobile Computing (CE.NET) Track 1 Track 2 Track 2 Track 3 2006-2007 Product Roadmap Page 20

Mobile Computers #1 in Scanners Transport / Distribution Manufacturing Retail Healthcare RFID Track 1 Track 2 Track 2 Track 3 Page 21

2006 2011 Track 1 Track 2 Track 3 Track 3 #1 in bar code scanning & imaging. The Retail Consumer Connection Company. An end-to-end supplier of AutoID equipment 3 Revenue Bridge Page 22

The Largest-Ever rollout of
Handheld Matrix Imagers into
Retail
48,000 Focus®
Performance (read rates)
Customization (Interfaces)
Easiest with which to deal
1    Tier 1 Retailer to rollout
Stratos
7,000 Stratos®
Performance (read rates)
Customization (scale)
Easiest with which to deal
The Win
The Why
The
Importance
Track 1 Track 2 Track 3 Track 3

st

Obtaining
information
(pre-store)
Entering,
navigating &
browsing
Making a
purchase
decision
Checking
out
Obtaining
post-sale
service
Key Steps in the Shopping Process
Track 1 Track 2 Track 3 Track 3

Other in-store technology Track 1 Track 2 Track 3 Track 3 Page 25

Track 1 Track 2 Track 3 Track 3
Electronic Paper
(SiPix, E Ink,
Kodak, Dow)
TODAY
Segmented
alphanumeric or
individual icons
Flexible Electronics
Organic based or
Amorphous silicon
Patented Display /
Label
RF chip (RFID)
plus display
driver &
connections
NOVOdisplay

Biometric Identity and Payment Retail Government Healthcare Professional Services Price Lookup / Kiosk NOVOdisplay Track 1 Track 2 Track 3 Track 3 Page 27

2006 2011
#1 in bar code
scanning &
imaging.
The Retail
Consumer
Connection
Company
A Full-line
supplier of
AutoID Hardware.
1
2
3
Revenue Bridge
Track 1 Track 1
Track 2 Track 2 Track 3 Track 3

Joseph Sawitsky Executive Vice President – Operations

New Jersey
0
300
600
900
1,200
1,500
2005 2006 2007 2008 2009 2010 2011
Suzhou
0
500
1,000
1,500
2,000
2,500
2005 2006 2007 2008 2009 2010 2011
Current Initiatives
• Design & Operational Six Sigma
• Design for Manufacturing
• Automation Upgrades
• Lean Manufacturing Upgrades
• Supplier/Customer Partnering
• Business Process Integration
• IT Efficiency Investments/Upgrades
• Integrated Logistics
Projected Staffing

Planned New Building
Suzhou, China
New Jersey
Major Expansion Plans

Key Statistics
Current Space:
Future Expansion:
Total:
116,000 sq. ft.
>100,000 sq. ft
>216,000 sq. ft.
Key Statistics
Manufacturing (46,000 sq. ft.)
Over 500 employees
Lean Production Lines
Low-Cost Production
Low Cost Engineering
Planned  3X Increase in Engineers
ISO 9001:2000 Certified
Current Space:
Planned Expansion:
Total:
46,000 sq. ft.
75,000 sq. ft
121,000 sq. ft.
Manufacturing (82,000 sq. ft.)
Headquarters (34,000 sq. ft.
Over 600 employees
Vertically Integrated
Fast Prototyping
Automation & Technology R&D
Planned 2X Increase in Engineers
ISO 9001:2000 Certified

0.4
0.3
0.4
0.4
0.4
0.4
0.4
0.1
0.7
0.8
1.0
1.2
1.4
0.4
0.5
0.6
0.5
0.4
0.3
0.9
0.3
0.2
0.4
0.5
0.0
0.5
1.0
1.5
2.0
2.5
3.0
2001 2002 2003 2004 2005 2006E 2007E 2008E
Blackwood Production  Suzhou Production  Additional Available Capacity
0.9 0.9
1.1
1.6
1.7
1.8
1.9
2.8
China Plant
Expanded
China Plant
Operational
Productivity
Improvement
China Plant
Planned Expansion
Manufacturing Capacity

Suzhou, China
Blackwood, NJ, USA
Doubled size of facility in 2004
68% of 2005 volume produced in SZ
Adding 75,000 sq. ft. by 2008
China Production
Voyager® per unit production time reduced >50%
Quantum per unit production time reduced >40%
Lean Manufacturing
Eclipse® - common electronics platform
- BOM reduction of >20%
- Production time reduced by >45%
- FOH leveraged due to common platform
Product Redesign for Manufacture
Improvements in COGS

Operation’s Highlights Capacity for Revenue Expansion Ongoing Margin Improvements Significant Engineering Capabilities 1 1 2 2 3 3 Page 37 Page 34

Frank C. Zirnkilton, Jr. Executive Vice President & Chief Administrative Officer

• 7 new products introduced
• First entrée into RFID market
• Targeted expansion of geographic presence
•
Continued market share gains
•
Success with Tier 1 Retailers
• Record revenue in 2005
• Management changes announced
FY 2005 and Q1 2006 Highlights

2004 2005 Q105 Q106
$178.0
$210.5
+18.3%
Revenue
+28.6%
$3.9
-21.5%
Net Income
+11.8%
2004 2005
+11.0%
w/o
SBL
$46.9
$60.2
$22.7
$25.2
$17.8

(US $ millions)
$6.2
$4.4
+58.2%
w/o
SBL
and
123R
Please refer to the appendix for the reconciliation of the GAAP to the non-GAAP presentation.
Q105 Q106

$0
$50
$100
$150
$200
$250
2004 2005 Q106 2004 2005 Q106
Assets
Liabilities & Equity
Balance Sheet
Cash & Marketable Securities
Current Assets (non-Cash)
Net PP&E
Other LT Assets
Total Liabilities
Stockholders’ Equity

Please refer to the appendix for the reconciliation of the GAAP to the non-GAAP presentation.
$216.4
$226.2
$192.5
$192.5
$138.0
$226.2
$216.4
$169.8
$160.3
$64.7
$60.2
$73.9
(US $ millions)
$63.4
$84.3
$91.3
$19.5
$20.4
$20.5
$44.9
$47.6
$44.4
$54.5
$65.9
$46.6

CASH FLOW  FY 2005 - Q1 2006
(US$ Millions)
$64.7
$60.2
$15.7
($14.9)
($10.5)
$4.1
$1.1
$0
$20
$40
$60
$80
$100
12/31/04
Balance
Operating
Activities
(Excl SBL
Payment)
SBL
Payment
Investing
Activities
Financing
Activities
Exchange
Rate
3/31/06
Balance
Please refer to the appendix for the reconciliation of the GAAP to the non-GAAP presentation.

2005
* Euro Assumptions $1.20 to $1.25
* Gross Margin 40% to 42%
* Effective full year tax rate 36%
* Effect of SFAS No. 123(R) Est. $3M or $.13 per
fully diluted share
$210.5M
$245M - $255M
$19M – $21M
$0.82 - $0.91
$17.8M
$0.77
FD EPS
Net Income
Revenue
2006 *
Earnings Guidance was effective as of the date given and will not be revised until the Company publicly announces updated guidance.
FY2006 Guidance

C. Harry Knowles Chairman of the Board

•Questions? •Adjournment Thank You for joining us today! Page 42

APPENDICES GAAP to non-GAAP Reconciliation

Quarter Year
Ended Ended
31-Mar-06 31-Dec-05
Net Income As Reported 4,360 $            17,813 $
Symbol Charge 836                  7,396
FAS 123 (R) Charge 988                  -
Net Income As Adjusted 6,184 $            25,209 $
(*) - Includes gross charge of $12,600 offset by a reduction in income tax expense of $5,204
METROLOGIC INSTRUMENTS, INC.
RECONCILIATION OF GAAP TO NON-GAAP PRESENTATION
INCOME STATEMENT
($ in Thousands)
Appendix 1

Q1
2004 2005 2006
Assets:
Cash & cash equivalents 64,715 $   49,463 $   33,956 $
Marketable securities 24,475 $   26,215 $
Sub-total 64,715 $   73,938 $   60,171 $
Other current assets 63,387 $   84,226 $   91,261 $
Total current assets 128,102 $ 158,164 $ 151,432 $
Property, plant & equipment, net 19,468 $   20,402 $   20,548 $
Other long term assets 44,957 $   47,616 $   44,428 $
Total assets 192,527 $ 226,182 $ 216,408 $
Liabilities:
Current liabilities 44,784 $   65,881 $   44,090 $
Long term liabilities 9,727 $     11 $          2,502 $
Total liabilities 54,511 $   65,892 $   46,592 $
Shareholders' equity 138,016 $ 160,290 $ 169,816 $
Total liabilities and shareholders' equity 192,527 $ 226,182 $ 216,408 $
METROLOGIC INSTRUMENTS, INC.
RECONCILIATION OF GAAP TO NON-GAAP PRESENTATION
BALANCE SHEET
($ in Thousands)
Appendix 2

Q1 15 Mo Ended Running
2005 2006 3/31/2006 Balance
Beginning Balance 64,715 $     73,938 $     64,715 $           64,715 $
Operating Activities, as reported 13,727 $     (12,904) $    823 $
     Symbol payment
- $          14,882 $     14,882 $
Operating Activities, excl SBL 13,727 $     1,978 $       15,705 $           80,420 $
Symbol payment - $          (14,882) $    (14,882) $          65,538 $
Investing activities, as reported
(9,293) $     (2,998) $      (12,291) $
     Change in marketable securities - $          (1,740) $      (1,740) $
Investing activities (excluding marketable securities)
(9,293) $     (1,258) $      (10,551) $          54,987 $
     Change in marketable securities - $           - $
Financing activities
3,198 $       864 $          4,062 $             59,049 $
Exchange rate 1,591 $       (469) $         1,122 $             60,171 $
Net increase/(decrease) 9,223 $       (13,767) $    (4,544) $
Ending Balance (Cash, equivalents & marketable securities) 73,938 $     60,171 $     60,171 $
METROLOGIC INSTRUMENTS, INC.
CASH FLOW
1/1/05 - 3/31/06
Appendix 3